Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Webster Financial Corporation



         We consent to the use of our reports included in the prospectus or incorporated herein by reference and to the references to our Firm under the heading "Experts" in the prospectus.





/s/ KPMG PEAT MARWICK LLP




Hartford, Connecticut
December 6, 1995




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